

Analyst Day Presentation
December 10, 2012

Littelfuse®

Expertise Applied | Answers Delivered

Safe Harbor

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995.

Comments made during this presentation include forward-looking statements. These statements are subject to various risks and uncertainties, and as a result, actual results may differ materially from those expressed in the forward-looking statements. A discussion of these risk factors may be found in Littelfuse quarterly and annual reports filed with the SEC.

Agenda

- Corporate Overview
- Littelfuse Strategy
- Business Units Overview
- Lean Enterprise
- Financial Review
- Closing Comments
- Q&A

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Gordon Hunter: Chairman of the Board of Directors, President and Chief Executive Officer

- Joined Littelfuse in 2002; in current role since 2005
- Prior experience at Littelfuse: Board member, COO; serves as Chairman of the Technology Committee
- Experience prior to Littelfuse: Vice President, Communications Group and General Manager, Optical Products Group, Intel; Vice President, Raychem Corporation
- Education
  - B.S.—Electrical Engineering, University of Liverpool, England
  - M.B.A.—London Business School



The #1 Brand in Circuit Protection with Deep Expertise Across Multiple Industries

Electronics





Automotive





Electrical





Littelfuse has the broadest and deepest portfolio of circuit protection products serving three major market segments.

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse Corporate Structure



CEO/
Chairman
Electronics
Business Unit
Automotive
Business Unit
Electrical
Business Unit
Administration
Finance/IT
HR/Legal
Operations

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse—Leadership Team


CEO/Chairman
Gordon Hunter
Electronics Business Unit
Passive Components
Semiconductor Products
Deepak Nayar
VP & GM
Ian Highley
VP & GM
Automotive Business Unit
Passenger Car, CVP & Sensors
Dieter Roeder
VP & GM
Electrical Business Unit
Fuse Products
Protection Relays & Custom Products
Dal Ferbert
VP & GM
Dan Stanek
VP & GM
Administration
Mary Muchoney
Corporate Secretary
Finance/IT
Phil Franklin
VP, Operations Support and CFO
HR/Legal
Ryan Stafford
General Counsel & VP HR
Operations
Dave Heinzmann
VP
Global Operations

Littelfuse
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse—Technologies and Products

CEO/Chairman

Gordon Hunter

Electronics Business Unit



- Fuses
- Discrete Semiconductors
- Ceramic Overvoltage
- Polymer ESD & PTC

Automotive Business Unit



- Hi & Low Current Fuses
- Sensors
- Power Distribution Modules
- Switches

Electrical Business Unit



- Power Fuses
- Holders
- Protection Relays
- Custom Products

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse—Acquired Brands

CEO/Chairman
Gordon Hunter

- **Electronics Business Unit**
  - TECCOR
  - WICKMANN
  - CONCORD SEMI
- **Automotive Business Unit**
  - PUDENZ WICKMANN GROUP
  - CH
  - ACCEL
- **Electrical Business Unit**
  - SHOCK BLOCK™
  - STARTCO ENGINEERING LTD.
  - SELCO

Littelfuse
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse—Customers

CEO/Chairman

Gordon Hunter

Electronics Business Unit

- HUAWEI
- CISCO
- SAMSUNG
- Honeywell
- PHILIPS
- LG
- hp invent
- Panasonic ideas for life

Automotive Business Unit

- GM
- BMW
- CAT
- HYUNDAI
- VW
- JOHN DEERE
- DELPHI

Electrical Business Unit

- PotashCorp
- WM WASTE MANAGEMENT
- ALCOA
- SMA
- DOW
- TRANE
- bp

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse—Channels to Market

CEO/Chairman
Gordon Hunter

Electronics Business Unit
- Arrow Electronics, Inc.
- Future Electronics
- TTI
- Mouser Electronics
- Digi-Key Corporation
- Newark
- element14
- Fuses Unlimited

Automotive Business Unit
- NAPA
- O'Reilly Auto Parts
- Pep Boys Auto
- Canadian Tire
- Hella
- WPI
- Britax
- Wes-Garde Components Group

Electrical Business Unit
- BSE Border States
- CED
- Platt
- Sonepar
- EECOL Electric
- Rexel
- WESCO

Agenda

- Corporate Overview
- Littelfuse Strategy
- Business Units Overview
- Lean Enterprise
- Financial Review
- Closing Comments
- Q&A

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse

Expertise Applied | Answers Delivered








Littelfuse Strategy

Dave Heinzmann: Vice President Global Operations

- Joined Littelfuse in 1985; in current role since 2007
- Prior experience at Littelfuse: VP and General Manager, Automotive Business Unit; Director of Global Operations, Electronics; Technical Services Manager, Plant Manager
- Education
  - B.S.—Mechanical Engineering, University of Missouri-Rolla
  - Executive Education: Northwestern University Kellogg School of Management, Stanford University Graduate School of Business



Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

2013 to 2017 Vision

Our Core Values and Beliefs

Customer Focus
Teamwork
Results Driven
Integrity

Our Purpose

To improve the safety, reliability and performance of our customers' products and systems that use electrical energy.

Our Core Competencies

ELECTRONIC
AUTOMOTIVE

- Ability to apply technical, application and standards expertise in circuit protection and power control solutions
- Ability to design, manufacture and distribute to customers' global requirements with best-in-class quality and reliability

ELECTRICAL

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Corporate Mission: 2013 to 2017

Mission

Leverage our global leadership position in circuit protection to double our business by 2017 and become a leader in power control and sensing

PROTECT



CONTROL



SENSE



Littelfuse®
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Balance of Business Today

Power Control

Business built over the last few years by acquisition:
- Switching Thyristors from Teccor
- Electrical Centers/Relays from Startco
- Battery Management and Switching products from Cole Hersee

Growth: Organic and Acquisition





Sensing
2%
Power Control
25%
Circuit Protection
73%

Sensing

New business platform:
- Optical Solar and Position Sensors from Accel

Growth: Acquisitions to build a platform



Circuit Protection

Our historical core business

Growth: Organic and opportunistic consolidations



Littelfuse
Expertise Applied | Answers Delivered

Foundational Structure for Strategy


Acquisition
Organic
Protect and Grow the Core
Littelfuse Lean

Megatrends Influencing Our Business Strategy



Value of Human Life

- Increasing life expectancy in developing countries
- Electrical safety regulations expanding
- Industry, mining, and automotive safety
- Portable and at home medical care



Efficiency/ Green

- Motor efficiency
- EV/HEV
- LED lighting
- Renewable energy



Connected/ Communication

- Gigabit cities
- Connected car
- Multiple devices
- Machine to machine



Predictive/ Preventative Systems

- Battery state of health / state of charge
- Steering wheel sleep sensor
- Electric motor monitoring and protection
- Facility & appliance diagnostics



Globalization

- BRIC+ middle class growth
- Internet access
- Global business models
- Brand recognition

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Megatrends—Protect, Control, Sense

MEGATRENDS
- Value of Human Life
- Efficiency/Green
- Connected/Communication
- Predictive/Preventative Systems
- Globalization

PROTECT
CONTROL
SENSE

GROWTH AREAS

STRATEGIC GROWTH AREAS


Protection Relays


Custom Electrical Centers


Industrial Electronic Modules/Controls


Sensors


Commercial Vehicle Products

PROTECT AND GROW THE CORE

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse®

Expertise Applied | Answers Deliverec



12 09
BUSINESS NEW



Electronics Business Unit

Deepak Nayar: VP and General Manager, Electronics Business Unit



- Joined Littelfuse 2005; in current role since 2011
- Prior experience at Littelfuse: Global Sales Director
- Experience prior to Littelfuse includes 17 years at Raychem and Tyco Electronics in R&D, Marketing and Global Sales
- Education
  - B.S.—Material Science Engineering, India Institute of Technology
  - M.S.—Material Science Engineering, University of California, Berkeley

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse Electronics: Serving Highly Diverse End Markets and Greater Than 150K Customers









Consumer Electronics
- TV
- Set Top Box
- Gaming
- Digital Camera
- Portable Medical

Computing
- Desktop
- Notebook
- Peripherals
- External Storage

Mobile Handheld
- Mobile Handset
- eReader
- Tablet

Datacom/ Telecom
- DSL Modem
- Ethernet Switch
- Gateway
- Router
- ONT

High Reliability
- Aerospace
- Military
- Medical

Industrial/ General Electronics
- UPS
- Lighting
- Motor Control
- White Goods
- Small Appliances
- HVAC
- Power Tool

Green/ Alternative Energy
- Solar Inverter
- Smart Meter
- LED Lighting

Consumer Electronics / Computing / Mobile Handheld	Datacom/ Telecom	High Reliability / Industrial/ General Electronics / Green/ Alternative Energy
40%	15%	45%

Our Customers Are Global Market Leaders—We Support Design and Manufacturing Locations Seamlessly

LEADING OEMs

- Nokia Siemens Networks
- Alcatel-Lucent
- HTC smart mobility
- SONY
- CISCO
- HUAWEI
- ZTE
- SAMSUNG
- LG
- AIRBUS
- PHILIPS
- Honeywell
- Haier
- hp invent
- Panasonic Ideas for life
- ADTRAN
- EMERSON Network Power
- DELTA
- COMPAL
- CardinalHealth
- technicolor
- LAB126
- Pace
- LEVITON
- acer

EMS/ODM

- FOXCONN
- FLEXTRONICS
- Jabil CIRCUIT
- ASUS
- SANMINA-SCI
- Quanta Computer
- CELESTICA

Littelfuse

Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Electronics Megatrends / Growth Markets

Mobile Computing



More functionality of mobile computing is displacing the PC market

Green Lighting



Energy efficiency combined with higher reliability is required by LED lighting technology

Wireless High Speed Bandwidth



Demand for bandwidth and flexibility is driving Micro Cellular Base Station and Cloud computing infrastructure

Green Power



Micro-Invertors allow flexibility of Solar power installations into both residential and commercial markets

Battery Protection

Surge Protection

Combined Over-Current and Over-Voltage Protection in these applications

Strategic Growth Initiative: LED Lighting

LED to share 11.3% of lighting market value in 2012

LED lighting market value, 2009-2014 (US$b)



50
40
30
20
10
0
LED lighting
Share of overall lighting market
30%
25%
20%
15%
10%
5%
0%
2009
2010
2011
2012
2013

Source: Digitimes Research Feb 2012



$ M
20
15
10
5
> 50%
CAGR
2011
2015
TARGET







PLED (Silicon Switching Device)



TVS Diode



MOV



Electrical Fuse



Electronic Fuse



PTC

Littelfuse®
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Strategic Growth Initiative – Surge Protective Devices (Modules)

More Design Intensive Selling and Higher Margins

Target Markets

- Telecom Infrastructure
- Building Power Distribution
- Outdoor LED Lighting



TCMOV & SMOV
•MOV + thermal disconnect/arc shield

Why is This Market Attractive?

- We have the base technologies
- We can modify these products as needed for target applications
- We have a strong background with regulatory agencies
- Less competition vs. components



LED SPD module
•MOV, Fuse, Inductor



IEC 61643 SPD
•Stacked MOV + thermal disconnect/indication
•Triggered Spark gaps, Large GDT

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Continued Focus on Innovation

2012 Chicago Innovation Awards' Top 10 Winner!


TMOV® 25S and 34S
Varistor Series
Thermally Protected Solutions to
meet the Abnormal Overvoltage
Requirements of UL1449
CLICK HERE

- The Chicago Innovation Awards Focus attention on the most significant new products and services introduced in the region

- The ten winners each year are innovations that uniquely fill unmet needs, spark a competitive response in the marketplace, exceed market expectations, achieve financial success, and improve people's lives

Littelfuse®

Expertise Applied | Answers Delivered


BUSINESS NEW



Electronics
Semiconductor Products

Ian Highley: VP and General Manager , Semiconductor Products

- Joined Littelfuse 2002; in current role since 2009
- Prior experience at Littelfuse: Director of Product Marketing - Electronics and Product Line Director - Semiconductor Products
- Experience prior to Littelfuse includes Plessey Semiconductor in R&D and Product Marketing Manager at Texas Instruments
- Education
  - Kings College University of London BSc (Eng), 1986



Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse Semiconductor
Expanding and Investing To Drive Growth



$150 million
2010—Achieved record sales
2006—TVS offering and significant capacity expansion
2008—Established wafer fab in Wuxi, China
2004—Expanded SIDACtor position and entered Thyristor market
2003—Entered TVS Diode, SIDACtor market
1999—Entered Semiconductor ESD protection
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Littelfuse Semiconductor

Product Overview Including the Broadest Line of Semiconductor Protection Solutions

- Load protection through precise clamping of excess surge voltage
- **Ideal for high performance, high reliability in AC and DC circuit protection**

TVS Diode



- Protection from electrostatic discharge (ESD) & lightning transients
- **Best-in-class clamping for signal lines and I/O interfaces**

TVS Diode Array (SPA™)



- Silicon crowbar device to protect power cross or lightning surge
- **Established leadership position in telecom/ datacom equipment protection**

Protection Thyristor (SIDACtor®)



- Power semiconductors used to control the flow of electrical energy
- **Reliable switching for numerous applications including home appliances, electrical tools, lighting, and HVAC**

Power Switching Thyristor



- Designed for bypass protection of open-LED failures
- **Assures high reliability and low maintenance in outdoor LED lighting applications**

PLED



Littelfuse Semiconductor

Wafer Fab and Assembly—Wuxi China





- Manufacture
  - Protection Thyristor
  - Power Thyristor
  - TVS
- Employees: > 1,100
- Facility
  - Fab – 144,483 ft^2
  - Backend – 18,000 ft^2
  - Lab – 5,500 ft^2

- R&D
  - ChuPei, Taiwan and Campbell, California
  - 21 technologists in two locations
  - Global experience: Samsung, Liteon, TSMC, UMC, Alcatel

Future Growth Strategy





- Develop our leading power switching thyristor capability into a broader power control portfolio
- Strategic acquisitions that would strengthen our position in the higher-power segment of the market
- Leverage the low-cost, high-quality capabilities of the Wuxi fab

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Why Littelfuse is Winning in the Electronics Market

- Broadest and deepest product offering
- Recognized expertise in circuit protection applications
- Strong position with the leading global and regional distributors
- Direct global sales coverage for major OEM accounts
- Low cost manufacturing platforms
- Reputation for excellent quality and technical support

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse®

Expertise Applied | Answers Delivered


A/C



Automotive Passenger Car, CVP and Sensors

Dieter Roeder: VP and General Manager, Automotive Business Unit

- Joined Littelfuse in 2005; in current role since 2007
- Prior experience at Littelfuse: Head of European Automotive Sales
- Experience prior to Littelfuse includes over 20 years in the Automotive industry at Raychem, Tyco Electronics and TDS
- Education
  - B.S.—Electrical Engineering, Frankfurt University of Applied Science



Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse ABU Mega Trends

Safe



Higher crash safety standards
Active & passive safety systems
Prevention of electrical fires
Post crash battery protection

Littelfuse Impact:
- Increased circuit protection content
- Pre-fuse in global architectures
- Increased sensor content

Green



Fuel efficiency
Emissions control
Vehicle electrification
Government regulations

Littelfuse Impact:
- High voltage circuit protection
- Battery sense line protection
- 12V battery monitoring based on start/stop systems (sensors)

Connected


Cell phone
Traffic
Laptop

Safety (vehicle to vehicle)
Driver assistance
Services (remote diagnostics)
Instant access to information

Littelfuse Impact:
- Increased electrical/electronic content per vehicle
- CP content per vehicle increases
- Automotive electronics

Littelfuse
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

ABU Strategy Visualized – by Segment



PASSENGER CAR
CVP
Advanced Systems
Basic Systems
Sub-Systems
Components
Multiplex Power Distribution: M-FLEC
FLEC
Modular Electrical Center
Battery Disconnect Status Monitoring
Low Voltage Disconnect
SENSORS
Product Portfolio Expansion – Littelfuse and Partners
MasterFuse, Holders, Protected Cable
Holders, Disconnects, Value-Added Control Assemblies
Overcurrent, Overvoltage
Overcurrent, Overvoltage, Switches
APS
APS
CVP ACQUISITION / ADD-ONS
SENSOR ACQUISITION / ADD-ONS

Automotive Growth Drivers

Asia


25% CAGR
$ M
Asia Sales ($ millions)
40
35
30
25
20
15
10
5
2008
2009
2010
2011
2012 EST
2013 TARGET



- Leader in high-growth Asian markets
- Increasing investment in local resources

High Current Fuses


$ M
15% CAGR
100
80
60
40
20
2012 EST
2017 TARGET



- More high current loads
- Electrical architecture change
- More hybrid and electric vehicles

Acquisitions Expand Commercial Vehicle Offering and Bring Deeper OEM Relationships

Littelfuse
Expertise Applied | Answers Delivered



ELECTRICAL PROTECTION

Cole Hersee



ELECTRICAL SWITCHING

Con-Ag Focus

TERRA



POWER DISTRIBUTION

Heavy Truck Focus



Commercial Vehicles (CVP)

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Acquisition of ACCEL Brings New Automotive Growth Platform

- ACCEL is a manufacturer of advanced electromechanical products, primarily sensors and switches used in the automotive industry
- Extends our automotive product portfolio into the higher-growth sensor market which complements our existing business
- Facility in Kaunas, Lithuania, provides a low-cost manufacturing base in Eastern Europe





Throttle, EGR valve position
Compass, HVAC position, sunroof, wipers
Trunk / door lock switches, electric windows
Cam/crankshaft position, engine speed
Throttle by wire
Engine oil and brake fluid level
Brushless DC motors, cooling fan, coolant level
Starter / Alternator, stop/start systems
Transmission gear position, speed
Accelerator pedal position
Current sensors for HEV battery management, wing mirror position, steering wheel angle, torque
Wheel speed sensing, TPMS, fuel level, seat position, belt presence



Kaunas, Lithuania

Littelfuse®
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Why Littelfuse is Winning in These Markets

- Deep technical expertise in electrical safety and protection
- Proven ability to leverage our capabilities in new geographies and end markets
- Strong reputation for high-quality, fast response to customer requirements, global technical support and on-time delivery
- Well positioned globally to support customers and OEMs who expand into emerging markets

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse®

Expertise Applied | Answers Deliverec





Electrical Fuse Products

Dal Ferbert: VP and General Manager, POWR-GARD Fuse Products



- Joined Littelfuse in 1976; in current role since 1990
- Prior experience at Littelfuse: Electronics Distributor Salesman, Buyer, Purchasing Manager, Marketing and Sales Manager
- Education
  - B.A.—Psychology & Business, Davidson College

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

POWR-GARD™ Electrical Business Unit

Purpose: To provide products and services that promote the safe control and distribution of electricity in the work place

"Much More Than Fuses Today"

POWER FUSES
- Industrial
  - HVAC
  - Irrigation
  - Lighting
  - Manufacturing
- Construction

PROTECTION RELAYS
- General Industrial
- Petrochem
- Cement & Aggregate
- Mining
- Shore-to-Ship
- Alternative Energy

CUSTOM PRODUCTS
- Mining
- Oil Sands
- Tunneling





Services





Since 1986 | 2006 | 2008

Littelfuse
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Fuse Product Overview



Medium Voltage | Class L | Class RK1 | Class RK5 | Class T | Class J



Telecom | Class CC/CD | Midget | Miscellaneous Fuseblocks & Holders

Product Range: From 250 volts to 38,000 volts

Littelfuse®
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Fuse Product Overview


Power Transformers
Medium Voltage Fuses
Service Entrance Switches
KLPC Class L Fuses
High Voltage Utility Pole
Wall Mounted Dry Type Transformer
Control Panel
Pad Mounted Transformer
Service Switchboard
HVAC
Lighting
Distribution Panel 1
Distribution Panel 2
Distribution Panel 3
Welders
Motors
Pump
Battery Charger
Elevator
Conveyor Belt
Robotic Arms
Assembly Equipment
Grinders and Mixers
Overhead Crane
Compressor
Conveyor Control Circuits
CCMR Class CC Fuses
Conveyor Motor Circuits
LLSRK_ID Class RK1 Fuses
Compressor Motor Circuits
JTD_ID Class J Fuses

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse Electrical Fuses Found in Key Markets

RUUD LIGHTING
MUSCO Lighting
TRANE
YORK
AAON
SMA
First Solar

Kellogg's
Rockwell Automation
P&G
KOHLER
WM WASTE MANAGEMENT

Wynn
CITY OF NORTH LAS VEGAS
Berklee college of music
St. Joseph Hospital



Leading OEMs
- Solar
- HVAC
- Lighting



MRO Facilities
- Food & Beverage
- Consumer Goods
- Manufacturing
- Automation



New Construction
- Hospitals
- Schools
- Municipal Buildings

POWR-GARD Growth Strategy



Leverage our relay products to gain access to the top distribution…Pull through fuses


SOLAR PROTECTION
LIGHTING PROTECTION
HVAC PROTECTION

Implement an OEM niche growth strategy that leverages our product and engineering strengths



Focus on price optimization and cost reduction programs



Strategic acquisitions and partnerships to enhance product offering

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Why Littelfuse Will Win in This Market

- Strong barriers to entry in North America
- Core competency—knowledge of electrical systems and safety
- Product innovation…We do big things in small packages
- High quality products and innovative marketing
- Leverage products and channels to gain market share
- Excellent service and easy to do business with


SIZZLING SOURCES FOR SALES
THE POWER OF SATISFACTION
ASSOCIATES
CUSTOMERS
OWNERS
POWRSERVE

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse®

Expertise Applied | Answers Deliverec





Electrical Protection Relays and Custom Products

Dan Stanek: VP and General Manager, Protection Relays and Custom Products



- Joined Littelfuse in 1993; in current role since 2009
- Prior experience at Littelfuse: Director of Marketing and Business Development, Product Manager and Product Marketing Engineer
- Education
  - B.S.—Electrical Engineering, Michigan Technical University
  - M.B.A.—Northwestern University

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Relay & Custom Products Overview


Saskatoon, Canada
Roskilde, Denmark


Littelfuse
STARTCO


SELCO
SELCO

- Acquired Startco Engineering in 2008
- Acquired Selco A/S in 2011

- Two locations:
  - Saskatoon, Saskatchewan, Canada
  - Roskilde, Denmark

- 170 Total employees


$ M
110
100
90
80
70
60
50
40
30
20
10
38% CAGR
2008
2009
2010
2011
2012 EST

Littelfuse
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Littelfuse Startco Products Power And Protect The Mining Industry

- Littelfuse Startco equipment is used in **100%** of the potash mines in Canada
- We serve underground mining, surface mining and milling operations in 31 countries around the world



Protection Relays
Power Center
Boring Machine Controls
Main Substation
Power Take-off Panel

The World's Leading Mining, Oil & Gas and Industrial Companies Use Our Products

bhpbilliton ExxonMobil ALCOA bp VALE SUNCOR ENERGY xstrata PotashCorp Rockwell Automation DOW DUPONT Shell Mosaic CAT CODELCO Cummins BARRICK Agrium ANGLO AMERICAN RioTinto DE BEERS Atlas Copco

All of the World's Top 10 Mining companies are Littelfuse Customers



Mining
- Potash
- Copper
- Coal
- Iron
- Gold & Silver



Petrochem
- Oil & Gas
- Chemical Processing
- Offshore



Industrial
- General Manufacturing
- Food & Beverage
- Heavy Industry

Littelfuse
Expertise Applied | Answers Delivered

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Successfully Growing Through Geographic Expansion and Target Vertical Markets



- Focusing on three growth markets: mining, oil & gas, industrial
- Benefiting from strength in the potash mining segment
- Expanding geographically beyond North America

LFUS Sales By Region



90%
5%
2%
1%
1%
1%

LFUS Growth by Target Vertical



29%
7%
72%
MINING OPS
PETRO CHEM
GENERAL INDUSTRIAL

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Future Growth Strategy



90105

- Further penetration into geographies outside of North America and end markets outside of mining
- Continued investment in technical and sales resources
- Strengthen our capabilities and build scale in this fragmented market through further acquisitions

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Why Littelfuse is Winning in This Market

- Deep technical expertise in electrical safety and protection
- Proven ability to leverage our capabilities in new geographies and end markets
- Strong reputation for high-quality, rugged products designed for the harshest environments
- Well positioned globally to support customers who face increasing standards and requirements for electrical safety

Littelfuse®

Expertise Applied | Answers Delivered


PSBU Credits & Adju



Lean Enterprise

Think LEAN

Ryan Stafford: VP, HR & General Counsel

Think LEAN



- Joined Littelfuse in 2007 in current role. Prior to Littelfuse, served as Group General Counsel and Vice President of China Operations at Tyco International
- Experience at Littelfuse: Overall responsibility for company's global legal, audit, compliance and human resource matters. In addition, responsible for real estate and corporate marketing/communications
- Education
  - Bowdoin College A.B., 1989
  - University of Maine School of Law J.D., 1994
  - Executive Education: University of Chicago Booth, China Europe International Business School (CEIBS)

Why Lean?

- 15 years of rapid expansion from a small midwestern company to a Global Organization
- Numerous acquisitions resulting in fragmented manufacturing operations around the world
- In 2006, plant consolidation begins to go from 15 global manufacturing plants down to 6

Confidential and Proprietary to Littelfuse. Littelfuse Inc. © 2012

Why Lean?

- There was no "burning platform" but…..
  – Once the cost reduction benefits of plant consolidation were realized we still faced a number of challenges
    - Significant loss of tribal knowledge
    - Majority of our employees have been with the company less than three years
    - Complexity of business was hindering our processes
    - Lack of cohesive culture to drive our next phase of growth
    - No coordinated company wide, systemic continuous improvement methodology

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What Are We Aiming For…

- Outcome of strategic planning discussions as to "what next"
  - Drive leadership, ownership, accountability and urgency
  - Imprint values, culture and operating philosophy
  - Move from a cost containment mentality to a root cause mentality
  - Improve speed and responsiveness

Beginning of Our Journey


40% Daily Operations
60% Firefighting

Future Destination


20% Daily Operations
60% Continuous Improvement/ Innovation
20% Firefighting

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Expertise Applied | Answers Delivered

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Littelfuse Business / Lean Strategy

Think LEAN

Traditional Deployment Process

- Developing local leadership, ownership and expertise to drive improvements
  - Target is 1% of total work force committed full time toward our lean efforts
  - Standardized, global approach to our implementation, methodology and training
- Initial focus on operations
  - New Product Development
  - Lean Office
- Standardized global metrics to measure improvements in speed quality and value

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Littelfuse Business / Lean Strategy

Think LEAN

- Expected Lean results:
  - Double digit improvements in
    - Productivity
    - Cycle Time
    - Quality
  - Sustainable, engaged distributed leadership
  - Market leading cycle times
    - Order to cash
    - Raw materials to finished goods
    - Concept to launch
  - Simplicity, speed and transparency

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Lean Enterprise Example: Electrical Midget "A" Fuse

- Executive Summary: PGBU product
  - PGBU manufacturing in Piedras Negras since 1974. Midget fuses used in industrial, commercial building, and solar applications.





Improvement Target Areas	Before	After
Operator Productivity Improvement	755 units per operator per week	1,028 units per operator per week (36% improvement)
Overall Equipment Effectiveness	43%	93% (116% improvement)
Weekly Capacity	95,000 units	162,000 units (71% improvement)
Cycle Time	10 seconds	6.5 seconds (55% improvement)

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Lean Enterprise Example: Electronics Cartridge Fuse

- Executive Summary: EBU Factory
  - EBU manufacturing in Suzhou since 1997. Cartridge fuses widely used in consumer applications.





Before



After

Improvement Target Areas	Before	After
Operator Productivity Improvement	25,500 units per operator per week	32,600 units per operator per week (26% improvement)
Overall Equipment Effectiveness	69%	89% (29% Improvement)
Weekly Capacity	-	12% Increase

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Lean Enterprise Example: Automotive Lean Design

- Executive Summary: ABU Design
  - Not just manufacturing…



Improvement Target Areas	Pre-Lean	Lean Improvements to Date
Average Lead Time to Launch a New Product	113.5 weeks	61 weeks (46% improvement)
Productivity	10 projects closed per year	23 projects closed per year (130% improvement)

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Financial Review

Philip Franklin: VP, Operations Support & Chief Financial Officer

- Joined Littelfuse in 1998 in current role
- Prior to Littelfuse, served as Chief Financial Officer for Omniquip International and Monarch Marking Systems, as well as a variety of financial and general management roles for FMC Corporation
- Education
  – A.B.—Dartmouth College
  – M.B.A.—Tuck School of Business, Dartmouth College



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Strong 10 Year Growth Record


Sales ($ millions)
$283
$669
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
EST

	10 year CAGR
Sales	9%
Operating Income	19%
EPS	22%

Sales Growth Targets

Annual Sales Growth Targets	Historical	2013-2017
Organic	5%	5%
Acquisition	5%	10%
Total	**10%**	**15%**

Goal of Doubling Our Business in Five Years

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Targeted Revenue Growth

Today: LTM Revenue = $656 million



Sensing
2%
*Power Control
25%
Circuit Protection
73%

2017 Targets: Revenue = $1.3 - $1.4 billion



Sensing
15%
Circuit Protection
46%
*Power Control
39%

*Power control includes commercial vehicle products, protection relays, custom products and power semiconductor products

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Expertise Applied | Answers Delivered

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Cash Flow & Capital Structure Targets

Cash Flow Model	
Operating Cash Flow	16-18%
Capital Expenditures	(4%)
Free Cash Flow	12-14%

Uses of Free Cash



Acquisitions
65%
Dividends
20%
Share Repurchase
15%

Target Capital Structure
Leverage = 1.0x – 2.5x EBITDA

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Financial Targets

($ in millions)

	LTM Ended 9/29/2012 Actual	2017 Targets
Net Sales	$656	$1,300-$1,400
Operating Margin	16.3%	18-19%
E.P.S.	$3.67	$7.50-$8.00
ROIC (1)	17.8%	20%
ROE(2)	15.0%	25%

(1) ROIC = EBIT *(1-tax rate) ÷ average (debt and shareholders' equity less cash). See appendix for reconciliation.
(2) ROE = Net income ÷ average shareholders' equity. See appendix for reconciliation.

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Committed to Increasing Shareholder Value

- Grow organically faster than our markets
  - Take recently-acquired products into new geographies and end markets
  - Focus on faster-growing niches within core circuit protection
- Double the pace of acquisitions
  - Take advantage of strong balance sheet and free cash flow
  - Devote more resources to sourcing targets in our strategic growth areas
  - Seek larger consolidating plays within core circuit protection
- Sustain high teens operating margin
  - Increase pace of lean activities
  - Focus growth investments in higher margin segments
  - Rationalize footprint /cost structure as necessitated by further acquisitions
- Improve return on investment
  - Drive higher inventory turns through lean activities
  - Grow new platforms that are less capital intensive
  - Move to more efficient capital structure
- Return excess cash to shareholders
  - Increase the dividend annually
  - Repurchase shares opportunistically

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Littelfuse®

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Closing Remarks

Appendix—Reconciliation of Non-GAAP Measures

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Reconciliation of Non-GAAP Measures

($ in millions)

	Year Ended 12/31/2011	Nine Months Ended 10/1/2011	Nine Months Ended 9/29/2012	Last 12 Months Ended 9/29/2012
Net Sales	$665.0	$517.8	$509.1	$656.3
Operating Income	113.9	95.8	88.9	107.0
Operating Margin	17.1%	18.5%	17.5%	16.3%
Net Income	87.0	71.8	65.5	80.7
E.P.S. Diluted	$3.90	$3.19	$2.96	$3.67
Assumed Tax Rate				26%
Debt at 9/30/11				$93.0
Debt at 9/30/12				88.5
Average Debt				90.8
Shareholders' Equity at 9/30/11				496.4
Shareholders' Equity at 9/30/12				580.5
Average Shareholders' Equity				538.5
Cash at 9/30/11				163.4
Cash at 9/30/12				207.4
Average Cash				185.4
Average Invested Capital				$443.8
Operating Income *(1-tax rate)				79.2
ROIC (1)				17.8%
ROE (2)				15.0%

(1) ROIC = Operating income *(1-tax rate) ÷ average (debt and shareholders' equity less cash).
(2) ROE = Net income ÷ average shareholders' equity.

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Expertise Applied | Answers Delivered

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